                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Date of Report  (Date of earliest event reported)              August 30, 1999
                                                              -----------------

                                  RMI.NET, Inc.
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               (Exact name of Registrant as specified in charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)

               001-12063                                 84-1322326
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       (Commission File Number)               (IRS Employee Identification No.)

      999 Eighteenth Street, Suite 2201, Denver Colorado         80202
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           (Address of principal executive offices)            (Zip Code)

Registrant's telephone number, including area code      (303) 672-0700
                                                      -------------------------

                                 Not Applicable
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          (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS.

         The Registrant recently acquired the high-end web hosting and dedicated access service assets of Novo Media Group, Inc., a California corporation headquartered in San Francisco, California. The Registrant agreed to pay approximately $1,455,000, payable in the form of 174,001 shares of common stock. The consideration that the Registrant agreed to pay was determined through arm's length negotiation. There was no material relationship between the Registrant and Novo Media Group, Inc. prior to the acquisition. The Registrant intends to use the assets acquired in the same manner that Novo Media Group, Inc. utilized the assets.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

        (a)     Not required.

        (b)     Not required.

        (c)     Exhibits:

                   Exhibit
                   Number                          Description
             ------------------   ---------------------------------------------
                    10.1          Asset Purchase Agreement by and among RMI.NET,
                                  Inc. Novo Media Group, Inc. and Anthony
                                  Westreich, Kelly Rodriques, Harry Schlough,
                                  And Jason Oliver dated as of August 30, 1999
                    20.1          News Release dated September 7, 1999
                                  announcing the acquisition of high-end web
                                  hosting and dedicated access service assets
                                  of Novo Media Group, Inc.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 RMI.NET, Inc.
                                        --------------------------------------
                                                    (Registrant)

           Date: September 14, 1999     By:     /s/ CHRISTOPHER J. MELCHER
                                            ----------------------------------
                                               Christopher J. Melcher
                                               Vice  President,  General Counsel
                                               and  Corporate Secretary